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                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of December 22, 1997, between ROTARY POWER INTERNATIONAL, INC., a Delaware corporation (the "Debtor"), and CURTISS-WRIGHT FLIGHT SYSTEMS/SHELBY, INC., an Ohio corporation (the "Secured Party").

                                   WITNESSETH:

                  WHEREAS, on the date hereof, the Debtor has issued its 4.0% Promissory Note dated December 22, 1997 to the Secured Party in the principal amount of $400,000 (the "Note"); and

                  WHEREAS, the Debtor has agreed to deliver this Security Agreement to secure the due and punctual payment of the principal of and interest on the Note when due and its other obligations to the Secured Party under the Note.

                  NOW THEREFORE, the parties hereto agree as follows:

                  1. GRANT OF SECURITY INTEREST. (a) For value received, the Debtor hereby grants to the Secured Party in order to secure the payment when due of the Secured Obligations (as that term is defined below) a security interest in and assignment of, and agrees and acknowledges that the Secured Party has and shall continue to have a security interest in and assignment of, any and all of the following property of the Debtor, whenever acquired and wherever located (collectively referred to as the "Collateral"):

                  (i) Any and all of the Debtor's Tangibles (as that term is defined below); and

                  (ii) The products, proceeds and accessions of any and all of the foregoing.

                  (b) The lien on and security interest in the Collateral granted to the Secured Party pursuant to Section 1(a) above is subject and subordinate to, and junior in all respects, to the lien on and security interest in the Collateral (the "Bondholders' Security Interest") created by the Debtor pursuant to the Security Agreement, dated as of December 1, 1997 (the "Bondholders' Security Agreement"), between the Debtor and Sentinel Trust Company, as Trustee, in order to secure the Debtor's obligations under its 10.412% Bonds due December 15, 2007 (the "Bonds").

                  2. DEFINITIONS. (a) The term "Secured Obligations" as used herein shall mean the following:


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                  (i) Any and all obligations of the Debtor to the Secured Party pursuant to the Note, including, without limitation, the Debtor's obligations in respect of the payment of the principal of and interest on the Note when due;
and

                  (ii) Any and all other obligations of the Debtor to the Secured Party hereunder.

                  (b) The term "Tangibles" as used herein includes and shall be deemed to mean "equipment" as defined in the Uniform Commercial Code as in effect in the State of New Jersey, including, without limitation, all of the Debtor's right, title and interest in and to the equipment, machinery, fixtures, tools, work in process, furniture and other articles of personal property and all goods and tangible personal property now owned or hereafter acquired by the Debtor and all replacements and substitutions therefor; provide, however, that for all purposes of this Security Agreement, "Tangibles" shall not include (i) the Debtor's interest in any intellectual property or other intangibles, and
(ii) the assets listed on Schedule A attached hereto.

                  (c) Terms used herein which are not expressly defined herein shall have the meanings ascribed to them in the Note, except that such terms which are defined in the Uniform Commercial Code as in effect in the State of New Jersey shall have the same meanings herein as in said Code.

                  (d) As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association."

                  3. RELEASE OF SECURITY INTEREST. The Secured Party's security interest in, and assignment of, all or a part of the Collateral created by this Security Agreement shall immediately terminate and become null and void upon the occurrence of the following:

                  (a)  The payment in full of the Secured Obligations;

                  (b) The sale by the Debtor of inventory and finished products in the ordinary course of business, in which case the lien on and security interest granted to the Secured Party in the Collateral so sold shall immediately terminate and become null and void; and

                  (c) The sale by the Debtor of all or a portion of the Collateral as permitted under the Bondholders' Security Agreement and the use of the proceeds thereof by the Debtor to mandatorily redeem all or a portion of the Bonds, in which case the lien on and security interest granted to the Secured Party in the Collateral so sold shall immediately terminate and become null and void.

                  4. WARRANTIES, COVENANTS AND AGREEMENTS OF THE DEBTOR. The Debtor


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warrants, covenants and agrees that:

                  (a) Except for the Bondholders' Security Interest, other security interest in the Collateral existing on the date hereof and the security interest granted hereby and except as permitted by the agreements under which the Secured Obligations are being incurred, the Debtor is, and as to Collateral acquired after the date hereof the Debtor shall and will be at the time of acquisition the owner and holder of the Collateral free from any other adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person other than the Secured Party and covenants that at all times the Collateral will be and remain free of all such other adverse claims, security interests, or other liens or encumbrances; the Debtor has full power and lawful authority to sell, assign and transfer the Collateral to the Secured Party and to grant to the Secured Party a security interest therein as herein provided; the execution and delivery and the performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which the Debtor is a party or by which the Debtor or its property are bound; and the Debtor will defend the Collateral against all claims and demands of all persons (other than those holding security interests in the Collateral existing as of the date hereof) at any time claiming the same or any interest therein. Any officer, agent or representative acting for or on behalf of the Debtor in connection with this Security Agreement or any aspect thereof, or entering into or executing this Security Agreement or any financing statement on behalf of the Debtor, has been duly authorized so to do, and is fully empowered to act for and represent the Debtor in connection with this Security Agreement and all matters related thereto or in connection therewith.

                  (b) (i) Except with respect to security interest in the Collateral existing as of the date hereof, the Debtor has not heretofore signed any financing statement or security agreement which covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office (other than any such statements or agreements, if any, that are permitted hereunder and under the agreements under which the Secured Obligations are being incurred).

                  (ii) As long as any amount remains unpaid on any of the Secured Obligations the Debtor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements existing on the date hereof or in favor of the Secured Party hereunder.

                  (iii) the Debtor authorizes the Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by the Secured Party covering the Collateral, and hereby appoints the Secured Party as the Debtor's attorney-in-fact to sign and file any such financing statements covering the Collateral. At the request of the Secured Party, the Debtor will join the Secured Party in executing such documents as the Secured Party may determine, from time to time to be reasonably necessary or desirable under provisions of any applicable Uniform Commercial Code in effect where the Collateral is located or where the Debtor conducts business; without limiting the generality of the foregoing, the Debtor agrees to join the Secured Party, at the Secured Party's request, in executing one or more financing statements in form satisfactory to the Secured Party, and the Debtor will pay the costs of filing or recording the same, or of filing or recording this Security Agreement, in all public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Security Agreement is deemed by the Secured Party to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and the Secured Party is hereby authorized to carry out and implement this agreement and understanding and the Debtor hereby agrees to pay the costs thereof) that the Secured Party may, at any time or times, file as a financing statement any counterpart, copy, or reproduction of this Security Agreement.

                  (c) Except as required in the ordinary course of the Debtor's business or as specifically otherwise permitted or provided herein, the Debtor's Tangibles shall remain in the Debtor's possession and control at all times at the Debtor's risk of loss, and are now kept and at all times shall be kept at the Debtor's principal place of business.

                  (d) Subject to the provisions of Section 4(c) above, the Debtor will promptly notify the Secured Party of any change in the location of any Tangibles other than in the ordinary course of business and of any new addresses or locations where Tangibles are or may be kept.

                  (e) The Debtor further covenants and agrees that, if any certificates of title or similar documents are at any time issued or outstanding with respect to any of the Collateral, the Debtor will promptly advise the Secured Party thereof, and the Debtor will promptly cause the interest of the Secured Party to be properly noted thereon, and if any certificates of title or similar documents are so issued or outstanding at the time this Security Agreement is executed by or on behalf of the Debtor, then the Debtor shall have caused the interest of the Secured Party so to have been properly noted at or before the time of such execution; and the Debtor will further promptly deliver to the Secured Party any such certificate of title or similar document.

                  (f) Except as provided in Section 3 above, the Debtor will not sell or offer to sell or otherwise transfer or encumber or dispose of the Collateral or any interest therein without the prior written consent of the Secured Party.

                  (g) Notwithstanding anything to the contrary contained herein, it is understood and agreed that if for any reason Tangibles are at any time kept or located at locations other than those specified or which may hereafter be consented to by the Secured Party, the Secured Party shall nevertheless have and retain a security interest therein.

                  5. SPECIAL PROVISIONS - TANGIBLES. (a) At any time after any of the Secured Obligations shall become due, all proceeds of the Debtor's Tangibles, whether cash proceeds or non-cash proceeds, shall be received and held by the Debtor in trust for the Secured Party, shall not be commingled with any other funds, accounts, monies or property of the Debtor, and shall be promptly accounted for, paid over and delivered to the Secured Party in the form as received by the Debtor upon receipt thereof by the Debtor.

                  (b) The Debtor will promptly report to the Secured Party any occurrence or condition known to or which becomes known to the Debtor having any material adverse effect upon the value and condition of the tangibles taken as a whole.

                  6. FURTHER AGREEMENTS BETWEEN THE DEBTOR AND THE SECURED PARTY. (a) The Secured Party shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which the Debtor agrees, and undertakes to do at the Debtor's expense, but the Secured Party may do so in its discretion at any time after any of the Secured Obligations shall become due and at such time the Secured Party shall have the right to take any steps by judicial process or otherwise it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All expenses (including, without limitation, attorneys' fees and expenses) incurred or paid by the Secured Party in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by the Debtor or reimbursed by the Debtor to the Secured Party upon demand. The proceeds of collection as a result of any such actions in collecting or enforcing or protecting the Collateral shall be held by the Secured Party without liability for interest thereon and may be applied by the Secured Party as the Secured Party may deem appropriate toward payment of any of the Secured Obligations secured hereby in such order or manner as the Secured Party may elect.

                  (b) In the event the Secured Party shall pay any such taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral or any security therefor, the Debtor, upon demand of the Secured Party, shall pay to the Secured Party the full amount thereof with interest at a rate per annum equal to 4.0% per annum; and so long as the Secured Party shall be entitled to any such payment, this Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Secured Obligations secured hereunder, and for the enforcement of such repayment the Secured Party shall have every right and remedy provided for enforcement of payment of the Secured Obligations.

                  (c) In the event that the Collateral or any part thereof shall now or hereafter become so related to particular real estate that an interest in it may arise under the real estate laws of the state in which such real estate is located, then the Debtor shall immediately notify the Secured Party of such fact and take all steps and furnish all information as the Secured Party shall reasonably request for the purpose of creating or extending (as the case may be) a valid and enforceable lien in such Collateral, including making such additional filings or recordings, at the Debtor's expense, as the Secured Party shall deem necessary or appropriate.

                  7. REMEDIES. (a) After any of the Secured Obligations shall become due, in addition to any other remedies provided for in any of the agreements relating to any of the Secured Obligations or available under applicable law, the Secured Party shall have and may exercise with reference to the Collateral and Secured Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New Jersey, and as otherwise granted herein or under any other applicable law or under any other agreement executed by the Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and expenses thereby incurred by the Secured Party and toward payment of the Secured Obligations (as between the Secured Party and the Debtor, in such order or manner as the Secured Party may elect). Specifically and without limiting the foregoing, the Secured Party may require the Debtor to assemble the Collateral or any security therefor and make it available to the Secured Party at a place to be designated by the Secured Party; and the Secured Party shall have the right to take possession of all or any part of the Collateral or any security therefor and of all books, records, papers and documents of the Debtor or in the Debtor's possession or control relating to the Collateral which are not already in the Secured Party's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, the Debtor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of the Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of the Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, the Debtor agrees that if such notice is given in the manner provided in Section 8 hereof at least three (3) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

                  (b) After any of the Secured Obligations shall become due, the Secured Party is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof, and to receive the payments, collections, monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Secured Obligations or to apply it on the principal and interest or other amounts owing on any of the Secured Obligations (as between the Secured Party and the Debtor, in such order or manner as the Secured Party may elect).

                  (c) All rights to marshalling of assets of the Debtor, including any such right with respect to the Collateral, are hereby waived by the Debtor to the extent permitted under applicable law.

                  (d) All recitals in any instrument of assignment or any other instrument executed by the Secured Party incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by the Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

                  8. GENERAL. (a) NO IMPAIRMENT, ETC. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Secured Obligations and no security taken hereafter as security for payment or performance of the Secured Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released, and this Security Agreement shall continue as a lien, security interest and charge on all of the Collateral not expressly released until all the Secured Obligations secured hereby have been paid or performed in full. Any future assignment of the interest of the Debtor in and to any of the Collateral shall not deprive the Secured Party of the right to sell or otherwise dispose of or utilize all or any part of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

                  (b) LIABILITY FOR DEFICIENCY. This Security Agreement shall not be construed as relieving the Debtor from full liability on the Secured Obligations and any and all future and other indebtedness secured hereby and for any deficiency thereon.

                  (c) POWERS OF THE SECURED PARTY. In protecting, exercising or assuring its interests, rights and remedies under this Security Agreement, the Secured Party may receive, open and dispose of mail addressed to the Debtor and execute, sign and endorse negotiable and other instruments for the payment of money, documents of title and other evidences of payment, shipment or storage for any form of Collateral or proceeds on behalf of and in the name of the Debtor.

                  (d) SUBROGATION. The Secured Party is hereby subrogated to all of the Debtor's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

                  (e) NOTICES. Any communications, notice or demand to be given hereunder shall be duly given if in writing (including telecopy communications) and delivered, mailed or telecopied:

                  IF TO THE DEBTOR, AT:

                       Rotary Power International, Inc.
                       22 Passaic Street
                       P.O. Box 128
                       Wood-Ridge, New Jersey  07075-0128
                       Attention:  President
                       Tel:  (973) 470-7000
                       Fax:  (973) 779-5595

                  IF TO THE SECURED PARTY, AT:

                       Curtiss-Wright Flight Systems/Shelby, Inc.
                       c/o Curtiss-Wright Corporation
                       One Passaic Street
                       Wood-Ridge, New Jersey 07075
                       Attention: Real Estate Department

                       Tel:  (973) 777-4588
                       Fax:  (973) 777-6901

or, as to any party, to such other address as shall be designated by such party in a prior written notice to each other party similarly given.

                  (f) NO DUTY TO PRESERVE COLLATERAL. The Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral or in any security therefor against any other party, which obligation the Debtor hereby assumes.

                  (g) NO WAIVER. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The remedies of the Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of the Secured Party provided for herein or existing by law or otherwise.

                  (h) ASSIGNMENT. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of the Debtor shall bind its successors and assigns.

                  (i) GOVERNING LAW. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, except as required by mandatory provisions of law and except to the extent that the validity or perfection of any of the security interests hereunder, or remedies hereunder, are governed by the laws of a jurisdiction other than the State of New Jersey.

                  (j) EXECUTION IN COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the Debtor and the Secured Party have duly executed and delivered this Security Agreement as of the date first above written.





                                  ROTARY POWER INTERNATIONAL, INC.

                                  By  /s/ Ken Brody
                                     --------------------
                                      Name:   Ken Brody
                                      Title:  President



                                  CURTISS-WRIGHT FLIGHT
                                    SYSTEMS/SHELBY, INC.,
                                    ACTING BY AND THROUGH
                                  CURTISS-WRIGHT CORPORATION



                                  By  /s/ Kent H. Garson
                                     --------------------
                                      Name:   Kent H. Garson
                                      Title:  Director - Corporate Real Estate

                                   SCHEDULE A

                  List of equipment and machinery to be sold at
                        auction sale on January 27, 1997